Exhibit 10.3

AMENDMENT TO CONVERTIBLE BRIDGE LOAN AGREEMENT

This Amendment Agreement (“Amendment”) is made and entered into as of the date of the last signature below (the “Effective Date”) by and between I.R Med Ltd., an Israeli company (the “Company”), and the lender(s) , Yaniv Cohen of the outstanding loan (the “lender(s)”).

WHEREAS, the Company and the Holder(s) are parties to a Convertible Bridge Loan Agreement dated March 6, 2018 (the “Agreement”), under which an outstanding debt, including accrued interest, exists;

WHEREAS, the parties wish to convert the entire outstanding debt into shares of the Company’s capital stock at a fixed price and in accordance with the terms of this Amendment;

NOW, THEREFORE, the parties agree as follows:

1.	Immediate Conversion. Notwithstanding any provision to the contrary in the Agreement, upon the Effective Date, the entire outstanding debt, including all accrued and unpaid interest, in a total amount of $47,205, shall be immediately and automatically converted into 3,631,154 shares of the Company’s capital stock.

2.	Conversion Price. The conversion price per share for the purpose of this Amendment shall be $0.013.

3.	Agreement Satisfaction and Termination. Upon the issuance of the shares of capital stock pursuant to this Amendment, the debt under the Agreement shall be deemed to have been fully satisfied, converted, and the Agreement shall be considered terminated and surrendered to the Company for cancellation.

All other terms and conditions of the Agreement, as not amended herein, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the dates set forth below.

Company:

I.R Med Ltd.

By:	/s/ Sharon Levkoviz

Name:	Sharon Levkoviz

Title:	CFO

Date:	September 5, 2025

Lender(s):

By:	/s/ Yaniv Cohen

Name:	Yaniv Cohen

Date:	September 5, 2025

AMENDMENT TO CONVERTIBLE BRIDGE LOAN AGREEMENT

This Amendment Agreement (“Amendment”) is made and entered into as of the date of the last signature below (the “Effective Date”) by and between I.R Med Ltd., an Israeli company (the “Company”), and the lender(s) , Med2bewll LTD of the outstanding loan (the “lender(s)”).

WHEREAS, the Company and the Holder(s) are parties to a Convertible Bridge Loan Agreement dated March 6, 2018 (the “Agreement”), under which an outstanding debt, including accrued interest, exists;

WHEREAS, the parties wish to convert the entire outstanding debt into shares of the Company’s capital stock at a fixed price and in accordance with the terms of this Amendment;

NOW, THEREFORE, the parties agree as follows:

1.	Immediate Conversion. Notwithstanding any provision to the contrary in the Agreement, upon the Effective Date, the entire outstanding debt, including all accrued and unpaid interest, in a total amount of $30,941, shall be immediately and automatically converted into 2,380,077 shares of the Company’s capital stock.

2.	Conversion Price. The conversion price per share for the purpose of this Amendment shall be $0.013.

3.	Agreement Satisfaction and Termination. Upon the issuance of the shares of capital stock pursuant to this Amendment, the debt under the Agreement shall be deemed to have been fully satisfied, converted, and the Agreement shall be considered terminated and surrendered to the Company for cancellation.

All other terms and conditions of the Agreement, as not amended herein, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the dates set forth below.

Company:

I.R Med Ltd.

By:	/s/ Sharon Levkoviz

Name:	Sharon Levkoviz

Title:	CFO

Date:	September 5, 2025

Lender(s):

By:	/s/ Med2bewell LTD

Name:	Med2bewell LTD

Date:	September 5, 2025

AMENDMENT TO CONVERTIBLE BRIDGE LOAN AGREEMENT

This Amendment Agreement (“Amendment”) is made and entered into as of the date of the last signature below (the “Effective Date”) by and between I.R Med Ltd., an Israeli company (the “Company”), and the lender(s) , Aharon Klein of the outstanding loan (the “lender(s)”).

WHEREAS, the Company and the Holder(s) are parties to a Convertible Bridge Loan Agreement dated March 6, 2018 (the “Agreement”), under which an outstanding debt, including accrued interest, exists;

WHEREAS, the parties wish to convert the entire outstanding debt into shares of the Company’s capital stock at a fixed price and in accordance with the terms of this Amendment;

NOW, THEREFORE, the parties agree as follows:

1.	Immediate Conversion. Notwithstanding any provision to the contrary in the Agreement, upon the Effective Date, the entire outstanding debt, including all accrued and unpaid interest, in a total amount of $34,206, shall be immediately and automatically converted into 2,631,231 shares of the Company’s capital stock.

2.	Conversion Price. The conversion price per share for the purpose of this Amendment shall be $0.013.

3.	Agreement Satisfaction and Termination. Upon the issuance of the shares of capital stock pursuant to this Amendment, the debt under the Agreement shall be deemed to have been fully satisfied, converted, and the Agreement shall be considered terminated and surrendered to the Company for cancellation.

All other terms and conditions of the Agreement, as not amended herein, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the dates set forth below.

Company:

I.R Med Ltd.

By:	/s/ Sharon Levkoviz

Name:	Sharon Levkoviz

Title:	CFO

Date:	September 5, 2025

Lender(s):

By:	/s/ Aharon Klein

Name:	Aharon Klein

Date:	September 5, 2025